Filed pursuant to Rule 497(e)

File Nos. 333-84639 and 811-09521

AMG FUNDS

AMG GW&K Securitized Bond SMA Shares

Supplement dated June 12, 2026 to the Prospectus and Statement of Additional Information,

each dated May 1, 2026

The following information supplements and supersedes any information to the contrary relating to AMG GW&K Securitized Bond SMA Shares (the “Fund”), a series of AMG Funds (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated as noted above.

Effective immediately, Brian P. McArdle, CFA is added as a portfolio manager of the Fund, and Mr. McArdle, Brett Kozlowski, and Brendan Doucette serve as the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund. Accordingly, all references to the portfolio managers of the Fund in the Prospectus and SAI shall refer to Messrs. McArdle, Kozlowski and Doucette.

Effective immediately, the Prospectus is revised as follows:

The section under “Summary of the Fund – AMG GW&K Securitized Bond SMA Shares” titled “Portfolio Management – Portfolio Managers” on page 5 is deleted and replaced with the following:

Portfolio Managers

Brett Kozlowski, CFA

Partner and Portfolio Manager of GW&K;

Portfolio Manager of the Fund since its inception in June 2025.

Brendan Doucette

Principal and Portfolio Manager of GW&K;

Portfolio Manager of the Fund since its inception in June 2025.

Brian P. McArdle, CFA

Principal and Portfolio Manager of GW&K;

Portfolio Manager of the Fund since June 2026.

The fifth paragraph of the section titled “Additional Information About the Fund – Fund Management” on page 13 is deleted and replaced with the following:

Brett Kozlowski, CFA, Brendan Doucette, and Brian P. McArdle, CFA are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund and share equal portfolio management responsibilities in respect of the Fund. Messrs. Kozlowski and Doucette have managed the Fund since its inception in June 2025, and Mr. McArdle has managed the Fund since June 2026. Mr. Kozlowski joined GW&K in 2025 and is a Partner and Portfolio Manager, and has served in those positions since 2026 and 2025, respectively. He is a member of GW&K’s taxable bond team responsible for opportunistic and strategic portfolio positioning, performance, and risk management for all of the firm’s taxable bond strategies. He is a member of GW&K’s Management and Investment Committees. Prior to joining GW&K, Mr. Kozlowski was co-head of Structured Credit at Franklin Templeton. Mr. Doucette joined GW&K in 2014 and is a Principal and Portfolio Manager. He is responsible for analyzing and trading securitized products across GW&K’s taxable bond strategies and serves as a portfolio manager for the government bond strategy. Mr. Doucette is a member of GW&K’s Investment Committee. Mr. McArdle joined GW&K in 2010 and is a Principal and Portfolio Manager. He is a member of GW&K’s taxable bond team responsible for opportunistic and strategic portfolio positioning, performance, and risk management for all of the firm’s taxable bond strategies. Mr. McArdle is a member of GW&K’s Investment Committee.

In addition, effective immediately, the SAI is revised as follows:

The section titled “Management of the Fund – Portfolio Managers of the Fund – Other Accounts Managed by the Portfolio Managers” on page 69 is supplemented by adding the following information for Mr. McArdle, which is as of March 31, 2026:

Portfolio Manager: Brian P. McArdle, CFA
Type of Account	Number of Accounts Managed	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	12,628	$6,042	None	$0

The first paragraph of the section titled “Management of the Fund – Portfolio Managers of the Fund – Portfolio Manager Compensation” on page 70 is deleted and replaced with the following:

Portfolio manager compensation is a process that balances investment management results and growth of the product. Compensation is comprised of a fixed base salary which is determined by the individual’s experience and position relative to market data, as well as a bonus that incorporates 3 components:

The section titled “Management of the Fund – Portfolio Managers of the Fund – Portfolio Managers’ Ownership of Fund Shares” on page 71 is supplemented by adding the following information for Mr. McArdle, which is as of March 31, 2026:

Mr. McArdle: None

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE